Supplement Dated March 23, 2023

To The Prospectus Dated April 25, 2022, as amended November 15, 2022

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective November 1, 2022, in the section, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/T. Rowe Price Balanced Fund, please delete the paragraph after the table in the entirety and replace with the following:

JNAM will voluntarily waive 0.02% of management fees on the Fund’s assets up to $500 million. There is no guarantee that JNAM will continue to provide the waiver in the future.

Effective November 1, 2022, in the section, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/T. Rowe Price Capital Appreciation Fund, please delete the paragraph after the table in the entirety and replace with the following:

JNAM will voluntarily waive 0.01% of management fees on assets over $10 billion. There is no guarantee that JNAM will continue to provide the waiver in the future.

Effective November 1, 2022, in the section, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/T. Rowe Price U.S. High Yield Fund, please delete the paragraph after the table in the entirety and replace with the following:

JNAM will voluntarily waive 0.03% of management fees on the Fund’s assets up to $500 million. There is no guarantee that JNAM will continue to provide the waiver in the future.

This Supplement is dated March 23, 2023.